UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2020

GCI, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-05890	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.   Results of Operations and Financial Condition.

On November 5, 2020, GCI Liberty, Inc. ("GCI Liberty"), the parent company of GCI, LLC, issued a press release (the "Earnings Release") setting forth information, including financial information, which is intended to supplement the financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in GCI Liberty’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which was filed with the Securities and Exchange Commission (the "SEC") on November 5, 2020.

This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding GCI, LLC’s results of operations or financial condition for the quarter ended September 30, 2020, are being furnished to the SEC.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Earnings Release, dated November 5, 2020 (incorporated by reference to Exhibit 99.1 to GCI Liberty’s Current Report on Form 8-K (File No. 001-38385), filed with the SEC on November 6, 2020).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2020	GCI, LLC

	By:	/s/ Wade Haufschild
	Name:	Wade Haufschild
	Title:	Vice President

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